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                          AMENDMENT TO ONSERT AGREEMENT

         This Amendment to the Onsert Agreement is entered into by and between the Lamaze Publishing Company, Inc. (formerly known as Lifetime Institute for Family Education, Inc.), a Connecticut Corporation (which was referred to as "Lifetime" in the Onsert Agreement and is referred to as "LPC" herein) and Lamaze International, Inc. (formerly known as The American Society for Psychopsophylaxis in Obstetrics, Inc.), a New York corporation (which was referred to as "ASPO" in the Onsert Agreement and is referred to as "Lamaze International" herein).

         WHEREAS, the parties entered into the Onsert Agreement on December 7, 1992 for a period of five (5) years;

         WHEREAS, the Onsert Agreement expired on December 7, 1997;

         WHEREAS, notwithstanding the expiration of the Onsert Agreement, the parties have continued to perform in accordance with the terms of the Onsert Agreement and have treated the Onsert Agreement as having been renewed;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for either good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Onsert Agreement, as amended by the January 1, 1996 Agreement of Modification and Clarification between the parties, is and shall remain in full force and effect and its term shall be extended to be consistent with, and, unless terminated for material default justifying termination, last as long as the last to expire or terminate of the Video Agreement, LPM Agreement, or the Loan Activity Agreement, all described in Sections 1(A), (C) and (D) of the January 1, 1996 Agreement of Modification and Clarification between the parties; provided that such Onsert Agreement shall be subject to the same limitations on [illegible] as are contained in the above-referenced LPM Agreement.


LAMAZE INTERNATIONAL, INC.              LAMAZE PUBLISHING COMPANY, INC.

By: /s/ Mary [illegible]                By:    [illegible]
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Title:  President                       Title: President
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Date:    6/4/99                         Date:  May 27, 1999
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